Form of

PLAN OF DISTRIBUTION
OF
[Name of Fund]

WHEREAS, [Name of Fund] (the "Fund") is a Massachusetts business trust which offers shares of beneficial interest  and may offer shares of additional series in the future;

WHEREAS, American Funds Distributors, Inc. ("AFD") will serve as distributor of the shares of beneficial interest of the Fund, and the Fund and AFD are parties to a principal underwriting agreement (the "Agreement");

WHEREAS, the purpose of this Plan of Distribution (the "Plan") is to authorize the Fund to bear expenses of distribution of its shares, including reimbursement of AFD for its expenses in the promotion of the sale of shares of the Fund, pursuant to the Agreement;

WHEREAS, the Board of Trustees of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders:

NOW, THEREFORE, the Fund adopts this Plan as follows:

1.         The Fund may expend pursuant to this Plan amounts not to exceed 0.15 of 1% of the average daily net assets of the Fund per annum.

2.         Subject to the limit in paragraph 1, the Fund shall pay, or reimburse AFD for, amounts to finance any activity which is primarily intended to result in the sale of shares of the Fund including, but not limited to, commissions or other payments to dealers, and salaries and other expenses relating to selling or servicing efforts; provided, (i) that the Board of Trustees of the Fund shall have approved categories of expenses for which payment or reimbursement shall be made pursuant to this paragraph 2, and (ii) that reimbursement shall be made in accordance with the terms of the Agreement.

3.         This Plan shall not take effect until it has been approved by vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 (the "1940 Act")) and by the Board of Trustees as provided in paragraph 4.

4.         This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of Trustees of the Fund and (ii) those Trustees of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

5.         At least quarterly, the Board of Trustees shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

6.         This Plan may be terminated as to the Fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until [date].  It may thereafter be renewed from year to year in the manner provided for in paragraph 4 hereof.

7.         Any agreement related to this Plan shall be in writing, and shall provide:

A.
that such agreement may be terminated as to the Fund at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, on not more than sixty (60) days' written notice to any other party to the agreement; and

B.	that such agreement shall terminate automatically in the event of its assignment.

8.         This Plan may not be amended to increase materially the maximum amount of fee or other distribution expenses provided for in paragraph 1 hereof with respect to the Fund unless such amendment is approved by the voting securities of the Fund in the manner provided in paragraph 3 hereof, and no material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 4 hereof.

9.         While this Plan is in effect, the selection and nomination of Trustees of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) shall be committed to the discretion of the Trustees who are not interested persons.

10.                    If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein notwithstanding such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

11.                    The obligations of the Fund under this Agreement are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Fund individually, but bind only the Fund's estate.  Persons entitled to receive payments from the Fund under the Plan shall look solely to the assets of the Fund for any payment by the Fund under this Plan and will not seek recourse against such Trustees, officers, employees, agents or shareholders, or any of them or any of their personal assets for such payments.

12.                    The Fund shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 5 hereof for a period of not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Fund has caused this Plan to be executed by its officers thereunto duly authorized, as of [date].

[Name of Fund]

By_________________

By_________________

Form of
AMENDED AND RESTATED
 PLAN OF DISTRIBUTION
of
[Name of Fund]
relating to its
CLASS R-1 SHARES

WHEREAS, [Name of Fund] (the “Fund”) is a [Maryland corporation][Massachusetts business trust] that offers various classes of shares of [common stock][beneficial interest]; and

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Fund (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the “Agreement”); and

WHEREAS, the purpose of this Plan of Distribution (the “Plan”) is to authorize the Fund to bear expenses of distribution of its Class R-1 shares; and

WHEREAS, the Board of [Directors][Trustees] of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

NOW, THEREFORE, the Fund adopts this Plan as follows:

1.           Payments to Distributor.  The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of the Fund’s Class R-1 shares.

The categories of  expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed 0.25%, and distribution fees (“Distribution Fees”) in an amount not to exceed 0.75%, each such percentage being per annum of the average net assets of the Fund’s Class R-1 shares. The actual amounts paid shall be determined by the Board of [Directors][Trustees].  The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-1 shares of the Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-1 shares of the Fund.

Notwithstanding the foregoing, the Distributor will retain such fees (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2.       Approval by the Board.  This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of [Directors][Trustees] of the Fund and (ii) those [Directors][Trustees] of the Fund who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent [Directors][Trustees]”), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures.  At least quarterly, the Board of [Directors][Trustees] shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Termination of Plan.  This Plan may be terminated as to the Fund’s Class R-1 shares at any time by vote of a majority of the Independent [Directors][Trustees], or by vote of a majority of the outstanding Class R-1 shares of the Fund.  Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005.  It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

5.       Requirements of Agreement.  Any Agreement related to this Plan shall be in writing, and shall provide:

a.       that such Agreement may be terminated as to the Fund at any time, without payment of any penalty by the vote of a majority of the Independent [Directors][Trustees] or by a vote of a majority of the outstanding Class R-1 shares of the Fund, on not more than sixty (60) days’ written notice to any other party to the Agreement; and

b.       that such Agreement shall terminate automatically in the event of its assignment.

6.       Amendment.  This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-1 shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-1 shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of [Directors][Trustees].  While this Plan is in effect, the selection and nomination of Independent [Directors][Trustees] shall be committed to the discretion of the Independent [Directors][Trustees] of the Fund.

8.       Issuance of Series of Shares.  If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

9.       Record Retention.  The Fund shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Fund has caused this Plan to be executed by its officers thereunto duly authorized, as of [ date ], 2005.

[Name of Fund]

By ______________________________

By ______________________________
Form of
AMENDED AND RESTATED
PLAN OF DISTRIBUTION
of
[Name of Fund]
relating to its
CLASS R-2 SHARES

WHEREAS, [Name of Fund] (the “Fund”) is a [Maryland corporation][Massachusetts business trust] that offers various classes of shares of [common stock][beneficial interest]; and

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Fund (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the “Agreement”); and

WHEREAS, the purpose of this Plan of Distribution (the “Plan”) is to authorize the Fund to bear expenses of distribution of its Class R-2 shares; and

WHEREAS, the Board of [Directors][Trustees] of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

NOW, THEREFORE, the Fund adopts this Plan as follows:

1.           Payments to Distributor.  The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 1.00% per annum of the average net assets of the Fund’s Class R-2 shares.

The categories of  expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed 0.25%, and distribution fees (“Distribution Fees”) in an amount not to exceed 0.75%, each such percentage being per annum of the average net assets of the Fund’s Class R-2 shares. The actual amounts paid shall be determined by the Board of [Directors][Trustees].  The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-2 shares of the Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-2 shares of the Fund.

Notwithstanding the foregoing, the Distributor will retain such fees (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2.       Approval by the Board.  This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of [Directors][Trustees] of the Fund and (ii) those [Directors][Trustees] of the Fund who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent [Directors][Trustees]”), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures.  At least quarterly, the Board of [Directors][Trustees] shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Termination of Plan.  This Plan may be terminated as to the Fund’s Class R-2 shares at any time by vote of a majority of the Independent [Directors][Trustees], or by vote of a majority of the outstanding Class R-2 shares of the Fund.  Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005.  It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

5.       Requirements of Agreement.  Any Agreement related to this Plan shall be in writing, and shall provide:

a.       that such Agreement may be terminated as to the Fund at any time, without payment of any penalty by the vote of a majority of the Independent [Directors][Trustees] or by a vote of a majority of the outstanding Class R-2 shares of the Fund, on not more than sixty (60) days’ written notice to any other party to the Agreement; and

b.       that such Agreement shall terminate automatically in the event of its assignment.

6.       Amendment.  This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-2 shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-2 shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of [Directors][Trustees].  While this Plan is in effect, the selection and nomination of Independent [Directors][Trustees] shall be committed to the discretion of the Independent [Directors][Trustees] of the Fund.

8.       Issuance of Series of Shares.  If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

9.       Record Retention.  The Fund shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Fund has caused this Plan to be executed by its officers thereunto duly authorized, as of October 1, 2005.

[Name of Fund]

By ______________________________

By ______________________________
Form of
AMENDED AND RESTATED
 PLAN OF DISTRIBUTION
of
[Name of Fund]
relating to its
CLASS R-3 SHARES

WHEREAS, [Name of Fund] (the “Fund”) is a [Maryland corporation][Massachusetts business trust] that offers various classes of shares of [common stock][beneficial interest]; and

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Fund (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the “Agreement”); and

WHEREAS, the purpose of this Plan of Distribution (the “Plan”) is to authorize the Fund to bear expenses of distribution of its Class R-3 shares; and

WHEREAS, the Board of [Directors][Trustees] of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

NOW, THEREFORE, the Fund adopts this Plan as follows:

1.           Payments to Distributor.  The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.75% per annum of the average net assets of the Fund’s Class R-3 shares.

The categories of  expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed 0.25%, and distribution fees (“Distribution Fees”) in an amount not to exceed 0.50%, each such percentage being per annum of the average net assets of the Fund’s Class R-3 shares. The actual amounts paid shall be determined by the Board of [Directors][Trustees].  The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-3 shares of the Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-3 shares of the Fund.

Notwithstanding the foregoing, the Distributor will retain such fees (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2.       Approval by the Board.  This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of [Directors][Trustees] of the Fund and (ii) those [Directors][Trustees] of the Fund who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent [Directors][Trustees]”), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures.  At least quarterly, the Board of [Directors][Trustees] shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Termination of Plan.  This Plan may be terminated as to the Fund’s Class R-3 shares at any time by vote of a majority of the Independent [Directors][Trustees], or by vote of a majority of the outstanding Class R-3 shares of the Fund.  Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005.  It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

5.       Requirements of Agreement.  Any Agreement related to this Plan shall be in writing, and shall provide:

a.       that such Agreement may be terminated as to the Fund at any time, without payment of any penalty by the vote of a majority of the Independent [Directors][Trustees] or by a vote of a majority of the outstanding Class R-3 shares of the Fund, on not more than sixty (60) days’ written notice to any other party to the Agreement; and

b.       that such Agreement shall terminate automatically in the event of its assignment.

6.       Amendment.  This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-3 shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-3 shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of [Directors][Trustees].  While this Plan is in effect, the selection and nomination of Independent [Directors][Trustees] shall be committed to the discretion of the Independent [Directors][Trustees] of the Fund.

8.       Issuance of Series of Shares.  If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

9.       Record Retention.  The Fund shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Fund has caused this Plan to be executed by its officers thereunto duly authorized, as of [ date ], 2005.

[Name of Fund]

By ______________________________

By ______________________________
Form of
AMENDED AND RESTATED
PLAN OF DISTRIBUTION
of
[Name of Fund]
relating to its
CLASS R-4 SHARES

WHEREAS, [Name of Fund] (the “Fund”) is a [Maryland corporation][Massachusetts business trust] that offers various classes of shares of [common stock][beneficial interest]; and

WHEREAS, American Funds Distributors, Inc. (“AFD”) or any successor entity designated by the Fund (AFD and any such successor collectively are referred to as “Distributor”) will serve as distributor of the shares of common stock of the Fund, and the Fund and Distributor are parties to a principal underwriting agreement (the “Agreement”); and

WHEREAS, the purpose of this Plan of Distribution (the “Plan”) is to authorize the Fund to bear expenses of distribution of its Class R-4 shares; and

WHEREAS, the Board of [Directors][Trustees] of the Fund has determined that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders;

NOW, THEREFORE, the Fund adopts this Plan as follows:

1.           Payments to Distributor.  The Fund may expend pursuant to this Plan and as set forth below an aggregate amount not to exceed 0.50% per annum of the average net assets of the Fund’s Class R-4 shares.

The categories of  expenses permitted under this Plan include service fees (“Service Fees”) in an amount not to exceed 0.25%, and distribution fees (“Distribution Fees”) in an amount not to exceed 0.25%, each such percentage being per annum of the average net assets of the Fund’s Class R-4 shares. The actual amounts paid shall be determined by the Board of [Directors][Trustees].  The Service Fee compensates the Distributor for service-related expenses, including paying Service Fees to others in respect of Class R-4 shares of the Fund. The Distribution Fee compensates the Distributor for providing distribution services in respect of Class R-4 shares of the Fund.

Notwithstanding the foregoing, the Distributor will retain such fees (after all permissible payments to third parties) only with respect to accounts to which a broker-dealer other than the Distributor has been assigned.

2       Approval by the Board.  This Plan shall not take effect until it has been approved, together with any related agreement, by votes of the majority of both (i) the Board of [Directors][Trustees] of the Fund and (ii) those [Directors][Trustees] of the Fund who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940) and have no direct or indirect financial interest in the operation of this Plan or any agreement related to it (the “Independent [Directors][Trustees]”), cast in person at a meeting called for the purpose of voting on this Plan and/or such agreement.

3.       Review of Expenditures.  At least quarterly, the Board of [Directors][Trustees] shall be provided by any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Plan or any related agreement, and the Board shall review, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

4.       Termination of Plan.  This Plan may be terminated as to the Fund’s Class R-4 shares at any time by vote of a majority of the Independent [Directors][Trustees], or by vote of a majority of the outstanding Class R-4 shares of the Fund.  Unless sooner terminated in accordance with this provision, this Plan shall continue in effect until December 31, 2005.  It may thereafter be continued from year to year in the manner provided for in paragraph 2 hereof.

5.       Requirements of Agreement.  Any Agreement related to this Plan shall be in writing, and shall provide:

a.       that such Agreement may be terminated as to the Fund at any time, without payment of any penalty by the vote of a majority of the Independent [Directors][Trustees] or by a vote of a majority of the outstanding Class R-4 shares of the Fund, on not more than sixty (60) days’ written notice to any other party to the Agreement; and

b.       that such Agreement shall terminate automatically in the event of its assignment.

6.       Amendment.  This Plan may not be amended to increase materially the maximum amount of fees or other distribution expenses provided for in paragraph 1 hereof with respect to the Class R-4 shares of the Fund unless such amendment is approved by vote of a majority of the outstanding voting securities of the Class R-4 shares of the Fund and as provided in paragraph 2 hereof, and no other material amendment to this Plan shall be made unless approved in the manner provided for in paragraph 2 hereof.

7.       Nomination of [Directors][Trustees].  While this Plan is in effect, the selection and nomination of Independent [Directors][Trustees] shall be committed to the discretion of the Independent [Directors][Trustees] of the Fund.

8.       Issuance of Series of Shares.  If the Fund shall at any time issue shares in more than one series, this Plan may be adopted, amended, continued or renewed with respect to a series as provided herein, notwithstanding that such adoption, amendment, continuance or renewal has not been effected with respect to any one or more other series of the Fund.

9.       Record Retention.  The Fund shall preserve copies of this Plan and any related agreement and all reports made pursuant to paragraph 3 hereof for not less than six (6) years from the date of this Plan, or such agreement or reports, as the case may be, the first two (2) years of which such records shall be stored in an easily accessible place.

IN WITNESS WHEREOF, the Fund has caused this Plan to be executed by its officers thereunto duly authorized, as of [ date ], 2005.

[Name of Fund]

By ______________________________

By ______________________________